UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 26, 2008

OPENCELL BIOMED, INC.

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(Exact Name of small business issuer as specified in its charter)

Nevada                         333-141094                      75-3255895

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(State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

25 The West Mall, #253, Unit 1336

Toronto, Ontario, M9C 1B8

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(Address of principal executive offices)

(416) 622-5354

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(Registrant’s telephone number, including area code)

Grand Motion, Inc.

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 4.01. Changes in Registrant's Certifying Accountant.

On July 28, 2008, Opencell Biomed Inc. (the “Company”) received notice of the merger of Danziger Hochman Partners LLP (“Danziger”), the Company’s independent registered pubic accountants, with MSCM LLP  (“MSCM”). The merger of Danziger and MSCM was closed on the week of September 15, 2008. Certain of Danziger;s professional staff and partners joined MSCM either as employees or partners of MSCM and will continue to practice as members of MSCM. On September 24, 2008 the Company’s Board of Directors approved the engagement of MSCM to continue as the Company’s independent registered public accountant for the fiscal year ending November 30, 2008.

Danziger audit reports on our financial statements for the year ended November 30, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except that such reports on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company ability to continue as a going concern. Furthermore, there were no disagreements between us and Danziger relating to the fiscal periods audited or any subsequent interim period through to the date on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Danziger would have caused it to make reference to such disagreements in its reports.

We engaged MSCM, as our new independent accountant concurrent with their merger of Danziger. Prior to engaging MSCM, the Company did not consult with MSCM regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by MSCM on the Company's financial statements, and MSCM did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Company provided Danziger with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Danziger furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated September 25, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The decision to change accountants was approved by our Board of Directors.

Exhibits:

16.2	Letter from Danziger Hochman Partners LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpenCell Biomed, Inc.

By:  /s/ Mislav Pavelic

Mislav Pavelic

President

Date: October 14, 2008

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